Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Section 30(h) of the 1940

Act in combination require the Fund’s Directors, certain officers, and persons who own more than 10% of the Fund’s common stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended September 30, 2020, all such filing requirements were met with respect to the Fund, with the exception of a Form 4 for Carol L. Colman, which was filed late due to an administrative oversight.